Exhibit 99.1

FOR IMMEDIATE RELEASE

SELECT COMFORT ANNOUNCES FOURTH-QUARTER AND FULL-YEAR 2016 RESULTS

•	2016 net sales grew 8% to a record $1.3 billion

•	Reported 2016 EPS growth of 13% to $1.10, including fourth-quarter EPS of $0.25

•	Generated 40% increase in cash from operations in 2016 to $152 million

•	Provides 2017 earnings outlook of $1.20 to $1.40 per diluted share

MINNEAPOLIS - (February 8, 2017) - Select Comfort Corporation (NASDAQ: SCSS) today reported fourth quarter and full-year 2016 results for the period ended December 31, 2016.

“While our fourth quarter sales and earnings were below our expectations, we begin 2017 well positioned to accelerate earnings growth, cash generation and returns to shareholders. Thus far in 2017 traffic and sales are on target, which we attribute to a steadier consumer environment and improved marketing effectiveness,” said Shelly Ibach, president and chief executive officer of Select Comfort. “All of the investments we have made over the past five years are coming together with the roll out of our revolutionary new Sleep Number 360™ smart beds, which will enable both continued market share growth and greater business leverage.”

Fourth Quarter Statement of Operations Review

•
Net sales increased 46% to $313 million, including a comparable sales increase of 34% and 12 percentage points (ppt) of growth from net new stores; Q4 of 2015 was impacted by our ERP system implementation

•	Earnings per diluted share were $0.25, compared with a loss per diluted share of $0.42 for the prior year’s fourth quarter

Full-year Statement of Operations Review

•	Net sales increased 8% to $1.31 billion in 2016, including a 1% comparable sales gain and 7 ppt of growth from new stores

•	Gross margin increased 80 basis points to 61.8% through manufacturing and logistics efficiencies

•	Earnings per diluted share increased 13% to $1.10, compared to $0.97 in 2015

Cash Flows and Balance Sheet Review

•	Generated a record $152 million in operating cash flows in 2016 compared with $108 million in 2015

•	Invested $58 million in capital expenditures, down 32% from 2015, bringing the total transformative investments in the business over the last five years to $427 million

•
Increased share repurchases 27% to $125 million in 2016, bringing total returns to shareholders to $338 million over the past five years; $245 million remains under our current share repurchase authorization

•	Delivered a 12.2% ROIC for the year, 54% above our 2016 weighted average cost of capital of 7.9%

Financial Outlook
The company expects to generate full-year 2017 earnings per diluted share of between $1.20 and $1.40, including $0.15 to $0.22 of incremental costs related to the launch of our new Sleep Number 360 smart bed line and the redesign of our logistics network. The outlook assumes mid- to high-single digit sales growth for the full year and a 3% to 4% increase in store count in 2017, building on 11% store count growth in 2016. The company anticipates 2016 capital expenditures to be approximately $50 to $55 million. The 2017 outlook does not contemplate a further worsening of the consumer spending environment.

Select Comfort Announces Fourth-quarter and Full-year 2016 Results – Page 2 of 9

Conference Call Information
Management will host its regularly scheduled conference call to discuss the company’s results at 5 p.m. EST (4 p.m. CST; 2 p.m. PST) today. To listen to the call, please dial 800-593-9959 (international participants dial 517-308-9340) and reference the passcode “Sleep.” To access the webcast, please visit the investor relations area of the Sleep Number website at http://www.sleepnumber.com/eng/aboutus/InvestorRelations.cfm. The webcast replay will remain available for approximately 60 days.

About Select Comfort Corporation
Thirty years ago, Sleep Number transformed the mattress industry with the idea that ‘one size does not fit all’ when it comes to sleep. Today, the company is the leader in sleep innovation and ranked “Highest in Customer Satisfaction with Mattresses” by J.D. Power in 2015 and 2016. As the pioneer in biometric sleep tracking and adjustability, Sleep Number is proving the connection between quality sleep and health and wellbeing. Dedicated to individualizing sleep experiences, the company’s 3,700 employees are improving lives with innovative sleep solutions. To find better quality sleep visit one of the more than 540 Sleep Number® stores located in 49 states or SleepNumber.com.

Forward-looking Statements
Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as current and future general and industry economic trends and consumer confidence; the effectiveness of our marketing messages; the efficiency of our advertising and promotional efforts; our ability to execute our company-controlled distribution strategy; our ability to achieve and maintain acceptable levels of product and service quality, and acceptable product return and warranty claims rates; our ability to continue to improve and expand our product line; consumer acceptance of our products, product quality, innovation and brand image; industry competition, the emergence of additional competitive products, and the adequacy of our intellectual property rights to protect our products and brand from competitive or infringing activities; availability of attractive and cost-effective consumer credit options; pending and unforeseen litigation and the potential for adverse publicity associated with litigation; our “just-in-time” manufacturing processes with minimal levels of inventory, which may leave us vulnerable to shortages in supply; our dependence on significant suppliers and our ability to maintain relationships with key suppliers, including several sole-source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; risks inherent in global sourcing activities; risks of disruption in the operation of either of our two primary manufacturing facilities; increasing government regulations, which have added or may add cost pressures and process changes to ensure compliance; the adequacy of our management information systems to meet the evolving needs of our business and to protect sensitive data from potential cyber threats; the costs, distractions and potential disruptions to our business related to upgrading our management information systems; our ability to attract, retain and motivate qualified management, executive and other key employees, including qualified retail sales professionals and managers; and uncertainties arising from global events, such as terrorist attacks, political unrest or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.
# # #

Investor Contact: Dave Schwantes; (763) 551-7498; investorrelations@selectcomfort.com
Media Contact: Susan Eich; (763) 551-6934; Susan.Eich@selectcomfort.com

Select Comfort Announces Fourth-quarter and Full-year 2016 Results – Page 3 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Three Months Ended
	December 31, 2016	% of Net Sales	January 2, 2016	% of Net Sales

Net sales	$313,445	100.0%	$214,682	100.0%
Cost of sales	115,963	37.0%	93,939	43.8%
Gross profit	197,482	63.0%	120,743	56.2%

Operating expenses:
Sales and marketing	152,368	48.6%	126,446	58.9%
General and administrative	23,472	7.5%	19,258	9.0%
Research and development	6,330	2.0%	5,696	2.7%
Total operating expenses	182,170	58.1%	151,400	70.5%
Operating income (loss)	15,312	4.9%	(30,657)	(14.3%)
Other expense, net	(136)	0.0%	(30)	0.0%
Income (loss) before income taxes	15,176	4.8%	(30,687)	(14.3%)
Income tax expense (benefit)	3,889	1.2%	(9,515)	(4.4%)
Net income (loss)	$11,287	3.6%	$(21,172)	(9.9%)

Net income (loss) per share – basic	$0.25		$(0.42)

Net income (loss) per share – diluted	$0.25		$(0.42)

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	44,501		50,045
Dilutive effect of stock-based awards [1]	869		—
Diluted weighted-average shares outstanding [1]	45,370		50,045

[1]
For the three months ended January 2, 2016, potentially dilutive stock-based awards have been excluded from the calculation of diluted weighted-average shares outstanding, as their inclusion would have had an anti-dilutive effect on our net loss per diluted share.

Select Comfort Announces Fourth-quarter and Full-year 2016 Results – Page 4 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Twelve Months Ended
	December 31, 2016	% of Net Sales	January 2, 2016	% of Net Sales

Net sales	$1,311,291	100.0%	$1,213,699	100.0%
Cost of sales	501,131	38.2%	472,948	39.0%
Gross profit	810,160	61.8%	740,751	61.0%

Operating expenses:
Sales and marketing	595,845	45.4%	550,475	45.4%
General and administrative	109,674	8.4%	99,209	8.2%
Research and development	27,991	2.1%	15,971	1.3%
Total operating expenses	733,510	55.9%	665,655	54.8%
Operating income	76,650	5.8%	75,096	6.2%
Other (expense) income, net	(717)	(0.1%)	334	0.0%
Income before income taxes	75,933	5.8%	75,430	6.2%
Income tax expense	24,516	1.9%	24,911	2.1%
Net income	$51,417	3.9%	$50,519	4.2%

Net income per share – basic	$1.11		$0.99

Net income per share – diluted	$1.10		$0.97

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	46,154		51,252
Dilutive effect of stock-based awards	748		849
Diluted weighted-average shares outstanding	46,902		52,101

Select Comfort Announces Fourth-quarter and Full-year 2016 Results – Page 5 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited - in thousands, except per share amounts)
subject to reclassification

	December 31, 2016	January 2, 2016
Assets
Current assets:
Cash and cash equivalents	$11,609	$20,994
Marketable debt securities – current	—	6,567
Accounts receivable, net of allowance for doubtful accounts of $884 and $1,039, respectively	19,705	29,002
Inventories	75,026	86,600
Income taxes receivable	—	15,284
Prepaid expenses	8,705	10,207
Other current assets	23,282	13,737
Total current assets	138,327	182,391

Non-current assets:
Marketable debt securities – non-current	—	8,553
Property and equipment, net	208,367	204,376
Goodwill and intangible assets, net	80,817	83,344
Deferred income taxes	4,667	3,036
Other assets	24,988	19,197
Total assets	$457,166	$500,897

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$105,375	$103,941
Customer prepayments	26,207	51,473
Accrued sales returns	15,222	20,562
Compensation and benefits	19,455	15,670
Taxes and withholding	23,430	9,856
Other current liabilities	35,628	23,447
Total current liabilities	225,317	224,949

Non-current liabilities:
Other long-term liabilities	71,529	53,609
Total liabilities	296,846	278,558

Shareholders’ equity:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 43,569 and 49,402 shares issued and outstanding, respectively	436	494
Additional paid-in capital	—	—
Retained earnings	159,884	221,859
Accumulated other comprehensive loss	—	(14)
Total shareholders’ equity	160,320	222,339
Total liabilities and shareholders’ equity	$457,166	$500,897

Select Comfort Announces Fourth-quarter and Full-year 2016 Results – Page 6 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited – in thousands)
subject to reclassification

	Twelve Months Ended
	December 31, 2016	January 2, 2016
Cash flows from operating activities:
Net income	$51,417	$50,519
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	57,172	47,630
Stock-based compensation	11,961	10,290
Net loss on disposals and impairments of assets	27	190
Excess tax benefits from stock-based compensation	(517)	(2,182)
Deferred income taxes	(1,640)	11,924
Gain on sale of non-marketable equity securities	—	(6,891)
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	9,297	(9,259)
Inventories	11,574	(33,065)
Income taxes	25,119	(13,943)
Prepaid expenses and other assets	(2,195)	8,680
Accounts payable	(4,965)	19,130
Customer prepayments	(25,266)	22,735
Accrued compensation and benefits	2,808	(17,493)
Other taxes and withholding	2,723	135
Other accruals and liabilities	14,130	19,542
Net cash provided by operating activities	151,645	107,942

Cash flows from investing activities:
Purchases of property and equipment	(57,852)	(85,586)
Proceeds from sales of property and equipment	92	72
Investments in marketable debt securities	(5,968)	(29,299)
Proceeds from marketable debt securities	21,053	127,664
Acquisition of business	—	(70,018)
Proceeds from non-marketable equity securities	—	12,891
Net cash used in investing activities	(42,675)	(44,276)

Cash flows from financing activities:
Net increase in short-term borrowings	5,932	1,097
Repurchases of common stock	(126,693)	(100,201)
Proceeds from issuance of common stock	2,298	2,976
Excess tax benefits from stock-based compensation	517	2,182
Debt issuance costs	(409)	(721)
Net cash used in financing activities	(118,355)	(94,667)
Net decrease in cash and cash equivalents	(9,385)	(31,001)
Cash and cash equivalents, at beginning of period	20,994	51,995
Cash and cash equivalents, at end of period	$11,609	$20,994

Select Comfort Announces Fourth-quarter and Full-year 2016 Results – Page 7 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2016	January 2, 2016	December 31, 2016	January 2, 2016
Percent of sales:
Retail	91.0%	92.8%	91.0%	91.8%
Online and phone	7.9%	6.0%	6.7%	5.8%
Wholesale/other	1.1%	1.2%	2.3%	2.4%
Total	100.0%	100.0%	100.0%	100.0%

Sales change rates:
Retail comparable-store sales [3]	30%	(29%)	0%	3%
Online and phone [3]	91%	(40%)	25%	(4%)
Company-Controlled comparable sales change [3]	34%	(30%)	1%	3%
Net opened/closed stores and 53rd week	12%	(3%)	7%	2%
Total Company-Controlled Channel	46%	(33%)	8%	5%
Wholesale/other	29%	(55%)	5%	(9%)
Total	46%	(33%)	8%	5%

Stores open:
Beginning of period	527	475	488	463
Opened	15	14	72	38
Closed	(2)	(1)	(20)	(13)
End of period	540	488	540	488

Other metrics:
Average sales per store ($ in 000's) [1]	$2,364	$2,377
Average sales per square foot [1]	$937	$980
Stores > $1 million net sales [1]	98%	99%
Stores > $2 million net sales [1]	61%	62%
Average revenue per mattress unit [2]	$4,093	$4,204	$4,046	$4,028

1 Trailing twelve months for stores open at least one year.
2 Represents Company-Controlled Channel total net sales divided by Company-Controlled Channel mattress units.
3 Fiscal 2014 included 53 weeks, as compared to 52 weeks in fiscal 2016 and 2015. The additional week in 2014 was in the fiscal fourth quarter. Company-Controlled comparable sales metrics have been adjusted to remove the estimated impact of the additional week on those metrics.

Select Comfort Announces Fourth-quarter and Full-year 2016 Results – Page 8 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) as net income plus: income tax expense, interest expense, depreciation and amortization, stock-based compensation and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Three Months Ended		Trailing-Twelve Months Ended
	December 31, 2016	January 2, 2016	December 31, 2016	January 2, 2016
Net income (loss)	$11,287	$(21,172)	$51,417	$50,519
Income tax expense (benefit)	3,889	(9,515)	24,516	24,911
Interest expense	186	96	811	160
Depreciation and amortization	14,564	13,808	56,910	46,916
Stock-based compensation	2,689	1,337	11,961	10,290
Asset impairments	43	20	74	261
Adjusted EBITDA	$32,658	$(15,426)	$145,689	$133,057

Free Cash Flow
(in thousands)

	Three Months Ended		Trailing-Twelve Months Ended
	December 31, 2016	January 2, 2016	December 31, 2016	January 2, 2016
Net cash provided by (used in) operating activities	$6,384	$(23,645)	$151,645	$107,942
Subtract: Purchases of property and equipment	19,083	24,151	57,852	85,586
Free cash flow	$(12,699)	$(47,796)	$93,793	$22,356

Note - Our Adjusted EBITDA calculation and our "free cash flow" data are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles in the U.S.

Select Comfort Announces Fourth-quarter and Full-year 2016 Results – Page 9 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Calculation of Return on Invested Capital (ROIC)
(in thousands)

ROIC is a financial measure we use to determine how efficiently we deploy our capital. It quantifies the return we earn on our invested capital. Management believes ROIC is also a useful metric for investors and financial analysts. We compute ROIC as outlined below. Our definition and calculation of ROIC may not be comparable to similarly titled definitions and calculations used by other companies. The tables below reconcile net operating profit after taxes (NOPAT) and total invested capital, which are non-GAAP financial measures, to the comparable GAAP financial measures:

	Trailing-Twelve Months Ended
	December 31, 2016	January 2, 2016
Net operating profit after taxes (NOPAT)
Operating income	$76,650	$75,096
Add: Rent expense [1]	67,416	62,369
Add: Interest income	94	494
Less: Depreciation on capitalized operating leases [2]	(17,185)	(16,203)
Less: Income taxes [3]	(41,933)	(40,384)
NOPAT	$85,042	$81,372

Average invested capital
Total equity	$160,320	$222,339
Less: Cash greater than target [4]	—	—
Add: Long-term debt [5]	—	—
Add: Capitalized operating lease obligations [6]	539,328	498,952
Total invested capital at end of period	$699,648	$721,291
Average invested capital [7]	$699,576	$726,756
Return on invested capital (ROIC) [8]	12.2%	11.2%

1 Rent expense is added back to operating income to show the impact of owning versus leasing the related assets.

2 Depreciation is based on the average of the last five fiscal quarters' ending capitalized operating lease obligations (see note 6) for the respective reporting periods with an assumed thirty-year useful life. This is subtracted from operating income to illustrate the impact of owning versus leasing the related assets.

3 Reflects annual effective income tax rates, before discrete adjustments, of 33.0% and 33.2% for 2016 and 2015, respectively.

4 Cash greater than target is defined as cash, cash equivalents and marketable debt securities less customer prepayments in excess of $100 million.

5 Long-term debt includes existing capital lease obligations, if applicable.

6 A multiple of eight times annual rent expense is used as an estimate of capitalizing our operating lease obligations.The methodology utilized aligns with the methodology of a nationally recognized credit rating agency.

7 Average invested capital represents the average of the last five fiscal quarters' ending invested capital balances.

8 ROIC equals NOPAT divided by average invested capital.

Note - Our ROIC calculation and data are considered non-GAAP financial measures and are not in accordance with, or preferable to, GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles in the U.S.